Prospectus Supplement March 31, 2017

Putnam Global Financials Fund

Prospectus dated December 30, 2016

The sub-sections Investments, risks and performance – Investments and Investments, risks and performance – Risks in the section Fund Summaries – Global Financial Fund are replaced in their entirety with the following:

Investments

For this fund concentrating in the financial industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. Financial services companies may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation and general economic conditions; and reduced profitability from limitations on loans, proprietary trading and interest rates and fees charged as a result of extensive government regulations. Our policy of concentrating on a limited group of industries can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

(over, please)

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The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The sub-section Your fund’s management in the section Fund Summaries - Putnam Global Financials Fund is replaced in its entirety with the following:

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jacquelyne Cavanaugh

Portfolio Manager, Analyst, portfolio manager of the fund since 2012

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

The following replaces similar disclosure under the sub-section The funds’ investment manager – Portfolio managers – Global Financials Fund in the section Who oversees and manages the funds?:

Portfolio managers	Joined fund	Employer	Positions over past five years
Jacquelyne Cavanaugh	2012	Putnam Investments	Portfolio Manager, Analyst
		2012–Present
		Janus Capital Group	Senior Equity Analyst
		2005–2011

The SAI provides additional information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.